Exhibit 99.2

Q1 2017 Earnings January 25, 2017

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2016 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Very strong performance reflects benefit of harsh portfolio 7% year-over-year organic growth Sales of $3.1B, with strength in Asia Double digit organic growth in Transportation, with content growth driving market outperformance Strengthening Industrial markets and organic growth in Commercial Air and Medical Communications 3% organic growth driven by Appliances and return to growth in Data and Devices Record Q1 profitability Adjusted Operating Margin of 17.5% and Adjusted EPS of $1.15, up 37% Y/Y Increased volume in high margin harsh businesses drove profit expansion Improved performance in Data and Devices business earlier than expectations TE Operating Advantage, prior cost actions and capital deployment result in greater earnings leverage Raising FY17 guidance, with strong order momentum Increasing organic growth by 100 bps to 4% and adjusted EPS to $4.40, despite $0.16 FX headwinds Q1 Book to Bill of 1.06 excluding SubCom with orders up 10% organically and strength in all regions Free Cash Flow of $218M with $234M returned to shareholders Strong design win pipeline and growth outlook in acquired businesses Q1 Highlights 3 Organic Net Sales Growth, Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation.

FY16 FY16 FY17 Q1 Q4* 13 Week Q1 Transportation 1,583 1,704 1,775 Industrial 726 829 832 Communications Ex SubCom 406 413 417 Total TE Ex SubCom 2,715 2,946 3,024 Total TE Ex SubCom @ Constant Currency 2,745 2,940 3,082 Book to Bill Ex SubCom 1.04 1.03 1.06 Segment Orders Summary ($ in millions) 4 Transportation Y/Y growth driven by strength in China and EMEA Industrial Y/Y growth driven by Aerospace, Defense, Medical and Industrial Equipment Strong Communications orders growth Y/Y despite the $37M impact from the sale of Circuit Protection Strong Book to Bill of 1.06: Y/Y orders up 10% organically *Q4 FY16 includes an additional week of orders ($237M)

Y/Y Growth Rates Reported Organic Automotive $1,275 12% 13% Commercial Transportation 213 15% 16% Sensors 187 3% (1)% Transportation Solutions $1,675 11% 11% $ in Millions Sales Automotive sales significantly above market driven by content growth and strength in Asia and EMEA Commercial Transportation organic growth above market driven by content gains and our strong position in Asia Sensors growth in automotive and industrial offset by softness in NA heavy trucks Business Performance Reported Up 11% Organic Up 11% Reported Organic Orders $1,775 12% 13% Adjusted Operating Margin Y/Y margin expansion driven by increased volume fall through and productivity Organic Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; see Appendix for description and reconciliation. Transportation Solutions 5 Adjusted EBITDA Margin 24.0% 27.3% 18.6% 22.0% Q1 2016 Q1 2017 $1,507 $1,675 Q1 2016 Q1 2017

Y/Y Growth Rates Reported Organic Industrial Equipment $383 33% 1% Aerospace & Defense 226 4% 4% Oil and Gas 26 (24)% (21)% Energy 160 (5)% (3)% Industrial Solutions $795 12% -% $ in Millions Sales Industrial Equipment organic growth driven by medical and factory automation applications Creganna and Intercontec acquisitions performing ahead of plan Aerospace and Defense growth driven by airframe builds and momentum in defense programs Oil and Gas declined 21% Y/Y as expected; Expect stability going forward based on new program wins Energy NA strength offset by softness in EMEA Business Performance Reported Up 12% Organic Flat Adjusted Operating Margin Industrial Solutions 6 Reported Organic Orders $832 15% 4% 30bps expansion Y/Y despite 80bps headwind from Oil and Gas Organic Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; see Appendix for description and reconciliation. Adjusted EBITDA Margin 15.2% 16.4% $709 $795 Q1 2016 Q1 2017 11.0% 11.3% Q1 2016 Q1 2017

Y/Y Growth Rates Reported Organic Data & Devices $231 (13)% 2% Appliances 148 13% 14% SubCom 214 (4)% (4)% Communications Solutions $593 (4)% 3% $ in Millions Sales Data & Devices return to growth with margin expansion from ramps of new high speed programs with cloud infrastructure customers Double digit Appliances growth driven by strength in Asia and North America SubCom momentum continues with multiple programs in force; Y/Y revenue impacted by program timing Q1 FY16 Adjusted Operating Margins benefited by ~400 basis points from SubCom program timing Strong margin progression over the past 4 quarters from 8.4% in Q2 FY16 to 13.2% in Q1 FY17 Business Performance Reported Down 4% Organic Up 3% Reported Organic Orders ex SubCom $417 3% 14% Adjusted Operating Margin Y/Y trend impacted by SubCom benefit in Q1 FY16; Sequential margin expansion of 30bps 7 Communications Solutions Organic Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; see Appendix for description and reconciliation. Adjusted EBITDA Margin 19.3% 18.2% 13.9% 13.2% Q1 2016 Q1 2017 $617 $593 Q1 2016 Q1 2017

Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description. *Represents Diluted Earnings Per Share from Continuing Operations ($ in Millions, except per share amounts) Q1 FY16 Q1 FY17 Net Sales $ 2,833 $ 3,063 Operating Income $ 398 $ 486 Operating Margin 14.0% 15.9% Acquisition Related Charges 6 3 Restructuring & Other Charges, net 40 47 Adjusted Operating Income $ 444 $ 536 Adjusted Operating Margin 15.7% 17.5% Earnings Per Share* $ 0.83 $ 1.13 Acquisition Related Charges 0.01 0.01 Restructuring & Other Charges, net 0.07 0.09 Tax Items (0.07) (0.08) Adjusted EPS $ 0.84 $ 1.15 Q1 Financial Summary 8

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; See Appendix for description and reconciliation. Q1 Operating Metrics 9 Adjusted EBITDA Margin $237 $218 Q1 2016 Q1 2017 33.4% 34.8% Q1 2016 Q1 2017 15.7% 17.5% Q1 2016 Q1 2017 20.8% 22.7% Q1 2016 Q1 2017

Guidance* 4% organic growth driven by all segments Transportation Solutions Industrial Solutions Communications Solutions TE Connectivity Highlights Sales $3.025B to $3.125B Adjusted EPS $1.05 to $1.09 Sales up 4% Y/Y and up 4% organically at midpoint FX headwind impacting sales by ~$60M Y/Y and Adjusted EPS by $0.03 Y/Y Adjusted EPS up 19% at the midpoint Up Low Single Digits Up Mid Single Digits Organic Down Low Single Digits Up Mid Single Digits Organic Up Mid Teens Up Low Single Digits Organic * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. Q2 Outlook 10 Mid single digit organic growth expected on 2% global auto production growth, with growth in Asia and EMEA Commercial Transportation growth above market with strength in Asia heavy trucks Industrial Solutions growth driven by Commercial Air, Medical, recovery in factory automation and acquisitions Communications organic growth expected in all businesses; Q2 represents the last quarter of impact from the sale of the Circuit Protection business

FY17 Outlook* vs 52 week prior year

	Guidance*	Highlights
Transportation Solutions	Up Low Single Digits Up Mid Single Digits Organic	• Transportation organic growth increases from prior view due to strength in China; Expect 2% global auto production growth up from 1%; Continue to expect strong growth Commercial Transportations and growth in Sensors
Industrial Solutions	Up High Single Digits Up Low Single Digits Organic	• Industrial Solutions organic growth consistent with prior view due to Aerospace, Defense and Medical growth and continued Industrial market recovery
Communications Solutions	Flat Up Mid Single Digits Organic	• Communications organic growth up versus prior view due to strength in Appliances and growth in Data and Devices; Continue to expect 5% SubCom growth Y/Y
TE Connectivity	Sales of $12.2B - $12.6B Adjusted EPS of $4.30 - $4.50	• Sales up 3% Y/Y; Expect organic growth of 4%, up 100bps from prior Guidance • FX headwind impacting sales by ~$300M Y/Y and Adjusted EPS by $0.14 Y/Y • Y/Y tax rate benefits 1H but negatively impacts 2H • Adjusted EPS up 11% Y/Y at midpoint

Sales Up 4% Organically, with 15% Adjusted EPS Growth Y/Y in Constant Currency

* Assumes foreign exchange rates and commodity prices that are consistent with current levels; Growth comparisons to prior year exclude the impact of an additional week in the fourth quarter of fiscal 2016 ($238M Revenue and $0.13 Adjusted EPS)

Organic Sales Growth, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted EPS, Adjusted EPS Excluding the Impact of the Additional Week and Adjusted Earnings Per Share in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation.

11

Additional Information 12

Current vs. Prior Guidance 13 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. Q1 FY17 FY17 Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS Guidance Provided in November $3,000 $1.00 $12,600 $4.34 Operational Performance 108 0.17 110 0.22 FX Impact (45) (0.02) (310) (0.16) Q1 2017 Results / Current 2017 Guidance $3,063 $1.15 $12,400 $4.40 Strong execution more than offsets the impact from foreign currency

Y/Y Q1 2017 14 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q1 2016 Results $2,833 $0.84 Operational Performance 186 0.30 Acquisitions / Divestitures, net 69 0.02 FX Impact (25) (0.01) Q1 2017 Results $3,063 $1.15

Y/Y Q2 2017 15 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q2 2016 Results $2,952 $0.90 Operational Performance 112 0.17 Acquisitions / Divestitures, net 74 0.03 FX Impact (63) (0.03) Q2 2017 Guidance $3,075 $1.07 Guidance Range: Sales of $3.025B - $3.125B Adjusted EPS of $1.05 – $1.09

Y/Y 2017 16 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. 1H 2H FY17 Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS 2016 – 52 Weeks $5,785 $1.74 $6,215 $2.22 $12,000 $3.95 Operational Performance 298 0.28 214 0.14 512 0.43 Acquisitions / Divestitures, net* 143 0.05 45 0.03 188 0.08 Share Repurchase 0.12 0.02 0.14 Tax Rate Impact 0.07 (0.13) (0.06) FX Impact (88) (0.04) (212) (0.10) (300) (0.14) 2017 Guidance $6,138 $2.22 $6,262 $2.18 $12,400 $4.40 Guidance Range: Sales of $12.2B - $12.6B Adjusted EPS of $4.30 - $4.50 * The impact of Acquisitions and Divestitures is shown until one year after the event. Upon the annual anniversary, the impact is considered to be operational.

($ in Millions) Q1 2016 Q1 2017 Beginning Cash Balance $3,329 $647 Free Cash Flow 237 218 Dividends (127) (132) Share repurchases (1,249) (93) Proceeds from exercise of share options 34 25 Other (1) - Ending Cash Balance 2,223 665 Total Debt 3,870 4,028 ($ in Millions) Q1 2016 Q1 2017 Cash from Continuing Operations $391 $404 Capital expenditures, net Cash collected pursuant to collateral requirements related to cross currency swaps Pre-separation and BNS related tax payments, net (138) (24) 8 (126) (60) - Free Cash Flow $237 $218 A/R - $ $1,878 $2,034 Days Sales Outstanding* 61 60 Inventory (Excl. CIP) - $ $1,606 $1,481 Days on Hand* 78 67 Accounts Payable - $ $1,108 $1,123 Days Outstanding* 54 51 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q1 Balance Sheet & Cash Flow Summary 17

Appendix 18

Non-GAAP Measures 19 “Organic Net Sales Growth,” “Organic Net Sales Growth Excluding the Impact of the Additional Week,” “Net Sales Excluding the Impact of the Additional Week,” “Net Sales Growth Excluding the Impact of the Additional Week,” “Net Sales in Constant Currency,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Income Excluding the Impact of the Additional Week,” Adjusted Operating Margin Excluding the Impact of the Additional Week,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” “Adjusted Earnings Per Share Excluding the Impact of the Additional Week,” “Adjusted Earnings Per Share in Constant Currency,” “Adjusted EBITDA,” “Adjusted EBITDA Margin,” and “Free Cash Flow” are non-GAAP measures and should not be considered replacements for results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP measures may not be comparable to similarly-titled measures reported by other companies. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP measures in combination with the most directly comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The following provides additional information regarding these non-GAAP measures: Organic Net Sales Growth – is a useful measure of our underlying results and trends in the business. It is also a significant component in our incentive compensation plans. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Net Sales Growth consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. Organic Net Sales Growth Excluding the Impact of the Additional Week, Net Sales Excluding the Impact of the Additional Week, and Net Sales Growth Excluding the Impact of the Additional Week – represent Organic Net Sales Growth, net sales (the most comparable GAAP measure), and net sales growth (the most comparable GAAP measure), respectively, excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year. We believe these measures are useful to investors because they provide insight into our underlying operating results, trends, and the comparability of these results between periods. Net Sales in Constant Currency – represents net sales (the most comparable GAAP measure) excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our sales. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP measures) before special items including acquisition related charges, if any. We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. Adjusted Operating Income – represents operating income (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is useful to investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Operating Income Excluding the Impact of the Additional Week and Adjusted Operating Margin Excluding the Impact of the Additional Week – represents Adjusted Operating Income and Adjusted Operating Margin, respectively, excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. We believe these measures are useful to investors because they provide insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Operating Margin – represents operating margin (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. Adjusted Other Income, Net – represents other income, net (the most comparable GAAP measure) before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP.

Non-GAAP Measures (cont.) 20 Adjusted Income Tax Expense – represents income tax expense (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Effective Tax Rate – represents effective income tax rate (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP measure) before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides insight into our underlying operating results, trends, and the comparability of these results between periods, since it excludes the impact of special items, which may recur, but tend to be irregular as to timing. It also is a significant component in our incentive compensation plans. Adjusted Earnings Per Share Excluding the Impact of the Additional Week – represents Adjusted Earnings Per Share excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. We believe Adjusted Earnings Per Share Excluding the Impact of the Additional Week is useful to investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Earnings Per Share in Constant Currency – represents Adjusted Earnings Per Share excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our earnings per share. Adjusted EBITDA and Adjusted EBITDA Margin -represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted EBITDA and Adjusted EBITDA Margin to give investors a perspective in assessing our operating performance, trends, and the comparability of our results between periods. Free Cash Flow (FCF) –is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash (collected) paid pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

21 Segment Summary for the Quarter Ended December 30, 2016 Operating Adjusted Operating Y/Y Y/Y Organic Margin for the Margin for the December 25, December 30, Sales Sales Quarter Ended Quarter Ended Segment 2015 2016 Growth Growth (1) December 30, 2016 December 30, 2016 (1) Transportation Solutions 1,507 $ 1,675 $ 11.1% 11.4% 20.5% 22.0 % Industrial Solutions 709 795 12.1 (0.2) 8.4 11.3 Communications Solutions 617 593 (3.9) 2.5 12.8 13.2 Total 2,833 $ 3,063 $ 8.1% 6.6% 15.9% 17.5% (1) See description and reconciliation of non-GAAP measures contained in this Appendix. For the Quarters Ended Net Sales ($ in millions)

Reconciliation of Net Sales Growth– Q1 17 vs. Q1 16

	Change in Net Sales for the Quarter Ended December 30, 2016 versus Net Sales for the Quarter Ended December 25, 2015						Percentage of Segment's Total Net Sales for the Quarter Ended December 30, 2016
	Total		Translation [1]	Acquisitions (Divestiture)	Organic [2]		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 134	11.7 %	$ (11)	$ -	$ 145	12.7 %	76 %
Commercial Transportation	28	15.1	(1)	-	29	15.7	13
Sensors	6	3.3	(3)	11	(2)	(1.1)	11
Total	168	11.1	(15)	11	172	11.4	100 %
Industrial Solutions [3]:							
Aerospace, Defense, Oil, and Gas:							
Aerospace and Defense	8	3.7	(1)	-	9	4.1	29 %
Oil and Gas	(8)	(23.5)	(1)	-	(7)	(20.6)	3
Aerospace, Defense, Oil, and Gas Total	-	-	(2)	-	2	0.8	32
Industrial Equipment	94	32.5	(2)	94	2	0.7	48
Energy	(8)	(4.8)	(3)	-	(5)	(3.0)	20
Total	86	12.1	(7)	94	(1)	(0.2)	100 %
Communications Solutions [3]:							
Data and Devices	(33)	(12.5)	(1)	(36)	4	1.7	39
Subsea Communications	(8)	(3.6)	-	-	(8)	(3.6)	36
Appliances	17	13.0	(2)	-	19	14.4	25
Total	(24)	(3.9)	(3)	(36)	15	2.5	100 %
Total	$ 230	8.1 %	$ (25)	$ 69	$ 186	6.6 %	

[1] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[2] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2016 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 343 $ 1 $ 24 $ - $ 368 $ Industrial Solutions 67 2 21 - 90 Communications Solutions 76 - 2 - 78 Total 486 $ 3 $ 47 $ - $ 536 $ Operating Margin 15.9% 17.5% Income Tax Expense (54) $ (1) $ (13) $ (30) $ (98) $ Effective Tax Rate 11.7% 19.2% Income from Continuing Operations 406 $ 2 $ 34 $ (30) $ 412 $ Diluted Earnings per Share from Continuing Operations 1.13 $ 0.01 $ 0.09 $ (0.08) $ 1.15 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data) (2) Income tax benefits associated with the tax impacts of certain intercompany restructurings and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2016 24 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1)(2) (Credits), Net (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 344 $ 3 $ (6) $ 341 $ Industrial Solutions 119 1 3 123 Communications Solutions 54 - 33 87 Total 517 $ 4 $ 30 $ 551 $ Operating Margin 15.5% 16.5% Other Expense, Net (1) $ - $ - $ (1) $ Income Tax Expense (52) $ (1) $ (15) $ (68) $ Effective Tax Rate 10.6% 13.0% Income from Continuing Operations 437 $ 3 $ 15 $ 455 $ Diluted Earnings per Share from Continuing Operations 1.22 $ 0.01 $ 0.04 $ 1.27 $ (1) Includes $3 million of acquisition and integration costs and $1 million of non-cash amortization associated with fair value adjustments related to acquired customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Impact of Additional Week for Q4 2016

	For the Quarter Ended September 30, 2016			For the Quarter Ended September 25, 2015	Change in Net Sales for the Quarter Ended September 30, 2016 versus Net Sales for the Quarter Ended September 25, 2015			Change in Organic Net Sales for the Quarter Ended September 30, 2016 versus Organic Net Sales for the Quarter Ended September 25, 2015		
		Adjustment				Adjustment			Adjustment	
	14 Weeks U.S. GAAP	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]		14 Weeks U.S. GAAP	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]	14 Weeks (Non-GAAP) [2]	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]
					($ in millions)					
Net Sales:										
Transportation Solutions										
Automotive	$ 1,311	$ (102)	$ 1,209	$ 1,128	16.2%	(9.0)%	7.2%	15.3%	(9.0)%	6.3%
Commercial Transportation	215	(15)	200	190	13.2	(7.9)	5.3	12.1	(7.9)	4.2
Sensors	210	(13)	197	190	10.5	(6.8)	3.7	4.2	(6.5)	(2.3)
Total	1,736	(130)	1,606	1,508	15.1	(8.6)	6.5	13.4	(8.5)	4.9
Industrial Solutions										
Aerospace, Defense, Oil, and Gas:										
Aerospace and Defense	269	(18)	251	236	14.0	(7.6)	6.4	13.3	(7.5)	5.8
Oil and Gas	30	(2)	28	40	(25.0)	(5.0)	(30.0)	(23.0)	(3.6)	(26.6)
Aerospace, Defense, Oil, and Gas Total	299	(20)	279	276	8.3	(7.2)	1.1	8.0	(7.1)	0.9
Industrial Equipment	427	(32)	395	343	24.5	(9.3)	15.2	0.7	(7.8)	(7.1)
Energy	193	(13)	180	173	11.6	(7.6)	4.0	13.4	(7.6)	5.8
Total	919	(65)	854	792	16.0	(8.2)	7.8	6.0	(7.5)	(1.5)
Communications Solutions										
Data and Devices	262	(21)	241	323	(18.9)	(6.5)	(25.4)	(5.8)	(7.5)	(13.3)
Subsea Communications	239	(11)	228	202	18.3	(5.4)	12.9	18.3	(5.2)	13.1
Appliances	176	(11)	165	159	10.7	(6.9)	3.8	10.4	(7.4)	3.0
Total	677	(43)	634	684	(1.0)	(6.3)	(7.3)	5.9	(6.8)	(0.9)
Total	$ 3,332	$ (238)	$ 3,094	$ 2,984	11.7%	(8.0)%	3.7%	9.8%	(7.9)%	1.9%

		Adjustments			Adjustment	
	U.S. GAAP	Acquisition Related Charges [3]	Restructuring and Other Charges, Net	14 Weeks (Non-GAAP) [2]	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]
	($ in millions, except per share data)					
Operating Income	$ 517	$ 4	$ 30	$ 551	$ (55)	$ 496
Operating Margin	15.5%			16.5%		16.0%
Diluted Earnings per Share from Continuing Operations	$ 1.22	$ 0.01	$ 0.04	$ 1.27	$ (0.13)	$ 1.14

(1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

(2) See description of non-GAAP measures contained in this Appendix.

(3) Includes $3 million of acquisition and integration costs and $1 million of non-cash amortization associated with fair value adjustments related to acquired customer order backlog recorded in cost of sales.

25

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 24, 2016 26 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1)(2) Charges, Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 297 $ 2 $ 21 $ - $ 320 $ Industrial Solutions 95 16 1 - 112 Communications Solutions 60 - 9 - 69 Total 452 $ 18 $ 31 $ - $ 501 $ Operating Margin 14.5% 16.1% Other Expense, Net (651) $ - $ - $ 650 $ (1) $ Income Tax (Expense) Benefit 1,019 $ (3) $ (10) $ (1,086) $ (80) $ Effective Tax Rate 446.9% 17.0% Income from Continuing Operations 791 $ 15 $ 21 $ (436) $ 391 $ Diluted Earnings per Share from Continuing Operations 2.19 $ 0.04 $ 0.06 $ (1.21) $ 1.08 $ ($ in millions, except per share data) Adjustments (4) See description of non-GAAP measures contained in this Appendix. (3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (1) Includes $11 million of acquisition and integration costs and $7 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 25, 2015 27 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 261 $ 3 $ 16 $ - $ 280 $ Industrial Solutions 66 3 9 - 78 Communications Solutions 71 - 15 - 86 Total 398 $ 6 $ 40 $ - $ 444 $ Operating Margin 14.0% 15.7% Other Income, Net 8 $ - $ - $ - $ 8 $ Income Tax Expense (58) $ (2) $ (12) $ (28) $ (100) $ Effective Tax Rate 15.2% 23.4% Income from Continuing Operations 324 $ 4 $ 28 $ (28) $ 328 $ Diluted Earnings per Share from Continuing Operations 0.83 $ 0.01 $ 0.07 $ (0.07) $ 0.84 $ Adjustments ($ in millions, except per share data) (3) See description of non-GAAP measures contained in this Appendix. (2) Income tax benefits related to deferred tax assets recognized in connection with the anticipated sale of the Circuit Protection Devices business. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2016 28 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1)(2) (Credits), Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 1,191 $ 9 $ 46 $ - $ 1,246 $ Industrial Solutions 343 23 31 - 397 Communications Solutions 368 - (75) - 293 Total 1,902 $ 32 $ 2 $ - $ 1,936 $ Operating Margin 15.5% 15.8% Other Income (Expense), Net (632) $ - $ - $ 650 $ 18 $ Income Tax (Expense) Benefit 779 $ (7) $ (2) $ (1,111) $ (341) $ Effective Tax Rate (67.0)% 18.5% Income from Continuing Operations 1,941 $ 25 $ - $ (461) $ 1,505 $ Diluted Earnings per Share from Continuing Operations 5.26 $ 0.07 $ - $ (1.25) $ 4.08 $ ($ in millions, except per share data) (1) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (4) See description of non-GAAP measures contained in this Appendix. Adjustments

Impact of Additional Week for Fiscal 2016

	Fiscal 2016				Change in Net Sales for Fiscal 2016 versus Net Sales for Fiscal 2015			Change in Organic Net Sales for Fiscal 2016 versus Organic Net Sales for Fiscal 2015 [2]		
		Adjustment				Adjustment			Adjustment	
	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	Fiscal 2015	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	53 Weeks (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
					($ in millions)					
Net Sales:										
Transportation Solutions										
Automotive	$ 4,912	$ (102)	$ 4,810	$ 4,780	2.8%	(2.2)%	0.6%	5.6%	(2.2)%	3.4%
Commercial Transportation	825	(15)	810	820	0.6	(1.8)	(1.2)	2.6	(1.8)	0.8
Sensors	766	(13)	753	751	2.0	(1.7)	0.3	3.1	(1.7)	1.4
Total	6,503	(130)	6,373	6,351	2.4	(2.1)	0.3	4.9	(2.1)	2.8
Industrial Solutions										
Aerospace, Defense, Oil, and Gas:										
Aerospace and Defense	975	(18)	957	951	2.5	(1.9)	0.6	3.0	(1.9)	1.1
Oil and Gas	125	(2)	123	200	(37.5)	(1.0)	(38.5)	(36.0)	(0.7)	(36.7)
Aerospace, Defense, Oil, and Gas Total	1,100	(20)	1,080	1,151	(4.4)	(1.8)	(6.2)	(3.8)	(1.7)	(5.5)
Industrial Equipment	1,419	(32)	1,387	1,323	7.3	(2.5)	4.8	(5.2)	(2.1)	(7.3)
Energy	696	(13)	683	705	(1.3)	(1.8)	(3.1)	3.6	(1.9)	1.7
Total	3,215	(65)	3,150	3,179	1.1	(2.0)	(0.9)	(2.8)	(1.9)	(4.7)
Communications Solutions										
Data and Devices	1,020	(21)	999	1,357	(24.8)	(1.6)	(26.4)	(17.8)	(1.7)	(19.5)
Subsea Communications	885	(11)	874	709	24.8	(1.5)	23.3	24.8	(1.3)	23.5
Appliances	615	(11)	604	637	(3.5)	(1.7)	(5.2)	(1.8)	(1.9)	(3.7)
Total	2,520	(43)	2,477	2,703	(6.8)	(1.6)	(8.4)	(1.6)	(1.7)	(3.3)
Total	$ 12,238	$ (238)	$ 12,000	$ 12,233	-%	(1.9)%	(1.9)%	1.5%	(2.0)%	(0.5)%

		Adjustments				Adjustment	
	U.S. GAAP	Acquisition Related Charges [3]	Restructuring and Other Charges, Net	Tax Items [4]	53 Weeks (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
			($ in millions, except per share data)				
Operating Income	$ 1,902	$ 32	$ 2	$ -	$ 1,936	$ (55)	$ 1,881
Operating Margin	15.5%				15.8%		15.7%
Diluted Earnings per Share from Continuing Operations	$ 5.26	$ 0.07	$ -	$ (1.25)	$ 4.08	$ (0.13)	$ 3.95

[1] Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.
[2] See description of non-GAAP measures contained in this Appendix.
[3] Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.
[4] Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

29

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 25, 2016 30 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1) (Credits), Net (1)(2) Items (Non-GAAP) (3) Operating Income: Transportation Solutions 289 $ 1 $ 15 $ - $ 305 $ Industrial Solutions 63 3 18 - 84 Communications Solutions 183 - (132) - 51 Total 535 $ 4 $ (99) $ - $ 440 $ Operating Margin 18.1% 14.9% Other Income, Net 12 $ - $ - $ - $ 12 $ Income Tax Expense (130) $ (1) $ 35 $ 3 $ (93) $ Effective Tax Rate 25.0% 21.9% Income from Continuing Operations 389 $ 3 $ (64) $ 3 $ 331 $ Diluted Earnings per Share from Continuing Operations 1.06 $ 0.01 $ (0.17) $ 0.01 $ 0.90 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes the gain on the divestiture of our Circuit Protection Devices business. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Gross Margin & Gross Margin Percentage 31 December 25, December 30, 2015 2016 Net Sales 2,833 $ 3,063 $ Cost of Sales 1,888 1,998 Gross Margin 945 1,065 Gross Margin Percentage 33.4% 34.8% Acquisition Related Charges 1 1 Adjusted Gross Margin (1) 946 $ 1,066 $ Adjusted Gross Margin Percentage (1) 33.4% 34.8% (1) See description of non-GAAP measures contained in this Appendix. ($ in millions) For the Quarters Ended

Reconciliation of Free Cash Flow 32 December 25, December 30, 2015 2016 Net cash provided by operating activities: Net cash provided by continuing operating activities 391 $ 404 $ Net cash used in discontinued operating activities (1) - 390 404 Net cash used in investing activities (121) (154) Net cash used in financing activities (1,370) (209) Effect of currency translation on cash (5) (23) Net increase (decrease) in cash and cash equivalents (1,106) $ 18 $ Net cash provided by continuing operating activities 391 $ 404 $ Excluding: Payments related to pre-separation U.S. tax matters, net 1 - Payments related to income taxes on the sale of the Broadband Network Solutions business 7 - Cash collected pursuant to collateral requirements related to cross currency swaps (24) (60) Capital expenditures, net (138) (126) Free cash flow (1) 237 $ 218 $ For the Quarters Ended (in millions) (1) Free cash flow is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

Reconciliation of Adjusted EBITDA Margin

	For the Quarters Ended		
	December 25, 2015	December 30, 2016	December 28, 2012
		($ in millions)	
Net Income	$ 353	$ 409	$ 277
(Income) from discontinued operations	(29)	(3)	(18)
Income tax expense (benefit)	58	54	(255)
Other (income) expense, net	(8)	-	226
Interest expense	30	31	36
Interest (income)	(6)	(5)	(4)
Operating Income	398	486	262
Acquisition related charges	6	3	5
Restructuring and other charges, net	40	47	70
Adjusted Operating Income[(1)]	444	536	337
Depreciation and amortization[(2)]	145	159	140
Adjusted EBITDA[(1)]	$ 589	$ 695	$ 477
Net Sales	$ 2,833	$ 3,063	$ 2,707
Net income as a percentage of net sales	12.5%	13.4%	10.2%
Adjusted EBITDA margin[(1)]	20.8%	22.7%	17.6%

	For the Quarters Ended							
	December 25, 2015				December 30, 2016			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
Operating Income	$ 261	$ 66	$ 71	$ 398	$ 343	$ 67	$ 76	$ 486
Acquisition related charges	3	3	-	6	1	2	-	3
Restructuring and other charges, net	16	9	15	40	24	21	2	47
Adjusted Operating Income[(1)]	280	78	86	444	368	90	78	536
Depreciation and amortization	82	30	33	145 [(2)]	89	40	30	159 [(2)]
Adjusted EBITDA[(1)]	$ 362	$ 108	$ 119	$ 589	$ 457	$ 130	$ 108	$ 695
Net Sales	$ 1,507	$ 709	$ 617	$ 2,833	$ 1,675	$ 795	$ 593	$ 3,063
Operating margin	17.3%	9.3%	11.5%	14.0%	20.5%	8.4%	12.8%	15.9%
Adjusted operating margin[(1)]	18.6%	11.0%	13.9%	15.7%	22.0%	11.3%	13.2%	17.5%
Adjusted EBITDA margin[(1)]	24.0%	15.2%	19.3%	20.8%	27.3%	16.4%	18.2%	22.7%

(1) See description of non-GAAP measures contained in this Appendix.

(2) Excludes $1 million of non-cash amortization associated with fair value adjustments related to acquired customer order backlog for the quarters ended December 25, 2015 and December 30, 2016, as these charges are included in the acquisition related charges line.

33

TE connectivity

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 34 Outlook for Outlook for Outlook for the Six Months the Six Months Quarter Ending Ending Ending March 31, March 31, September 29, 2017 (1) 2017 (1) 2017 (1) Diluted earnings per share from continuing operations (GAAP) $0.97 - $1.01 $2.10 - $2.14 $1.94 - $2.10 Restructuring and other charges, net 0.07 0.16 0.14 Acquisition related charges 0.01 0.02 0.02 Tax items - (0.08) - Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.05 - $1.09 $2.20 - $2.24 $2.10 - $2.26 Net sales growth (GAAP) 2 - 6% Translation 2 (Acquisitions) divestitures, net (2) Organic net sales growth (non-GAAP) (2) 2 - 6% Outlook for Fiscal 2017 (1) Diluted earnings per share from continuing operations (GAAP) $4.04 - $4.24 Restructuring and other charges, net 0.30 Acquisition related charges 0.04 Tax items (0.08) Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $4.30 - $4.50 Net sales growth (GAAP) 0 - 3% Impact of additional week in fiscal 2016 2 Net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (2) 2 - 5% Translation 3 (Acquisitions) divestitures, net (2) Organic net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (2) 3 - 6% (1) Outlook is as of January 25, 2017. (2) See description of non-GAAP measures contained in this Appendix.